UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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BLACKBOXSTOCKS INC.
(Name of Registrant as Specified in its Charter)

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BLACKBOXSTOCKS INC.

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Blackboxstocks Inc.:

This Information Statement is furnished to holders of shares of Common Stock, $0.001 par value (the “Common Stock”) of Blackboxstocks Inc. (“Blackboxstocks,” “we,” “us” or the “Company”). We are sending you this Information Statement to inform you that the holder of all of our issued and outstanding shares of Series A Convertible Preferred Stock has approved the adoption of the of the Company’s 2021 Stock Incentive Plan (the “2021 Plan”). A copy of the 2021 Plan is attached to this Information Statement as Appendix A.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, the foregoing 2021 Plan was approved by our Board of Directors (the “Board”) by written consent on August 4, 2021. Thereafter, on August 4, 2021, the stockholder of the Company (the “Consenting Stockholder”) holding all of our issued and outstanding shares of Series A Convertible Preferred Stock, adopted by written consent a resolution approving the 2021 Plan. Such written consent constitutes the only stockholder approval required to amend the Company’s Articles of Incorporation under the Nevada Revised Statutes. Because the written consent of the Consenting Stockholder satisfies all applicable stockholder voting requirements, the Board is not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement carefully and in its entirety for a description of the action taken by the Company.

The actions will not become effective before the date which is 20 days after this Information Statement was first mailed to stockholders. This Information Statement is being mailed on or about August 11, 2021 to stockholders of record on August 4, 2021 (the “Record Date”).

By order of the Board of Directors

/s/ Gust Kepler

Gust Kepler President and Chief Executive Officer

Dallas, Texas

August 11, 2021

BLACKBOXSTOCKS INC.

5430 LBJ Freeway, Suite 1485

Dallas, Texas 75240

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

This Information Statement (the “Information Statement”) is being mailed on or about August 11, 2021 to the holders of record at the close of business on August 4, 2021 (the “Record Date”), of the Common Stock (the “Common Stock”) of Blackboxstocks Inc., a Nevada corporation (“Blackboxstocks,” “we,” “us” or the “Company”), in connection with an action taken by written consent of the holder of all of our issued and outstanding shares of Series A Converible Preferred Stock (“Series A Preferred”) in lieu of a meeting to approve the adoption of the of the Company’s 2021 Stock Incentive Plan (the “2021 Plan”).

The sole member of the Board of Directors (the “Board”) and the stockholder beneficially owning 2,331,668 issued and outstanding shares of our Common Stock and all 3,869,998 issued and outstanding shares of our Series A Preferred Stock (the “Consenting Stockholder”) have executed written consents approving the Amendment. The Consenting Stockholder held of record on the Record Date approximately 24% of the total issued and outstanding Common Stock of the Company and 100% of our issued and outstanding Series A Preferred Stock, which was sufficient to approve the adoption of the 2020 Plan. Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. The Board does not intend to solicit any proxies or consents from any other stockholders in connection with this action. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise stockholders of the actions taken by written consent.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Pursuant to NRS 78.390, a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholder who owns shares representing all of our Series A Preferred stock.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders of record on the Record Date. The corporate action described herein may be effective as early as 20 days (the “20-day Period”) after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about August 31, 2021.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical information provided herein are forward-looking and may contain information about financial results, economic conditions, trends and known uncertainties. We caution the reader that actual results could differ materially from those expected by us depending on the outcome of certain factors, including, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete, as well as other risks and uncertainties that are described in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligations to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this information statement, including, without limitation, changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

VOTE REQUIRED TO APPROVE THE 2021 STOCK INCENTIVE PLAN

The shares of Common Stock and Preferred Stock are the only classes of voting securities of the Company outstanding (the “Voting Stock”). Each share of Common Stock is entitled to one (1) vote per share on all matters submitted to a vote of the stockholders. As of the Record Date, there were 9,720,879 shares of Common Stock issued and outstanding. Each share of Series A Preferred stock of the Company is entitled to one hundred (100) votes per share on all matters submitted to a vote of the stockholders. As of the Record Date, there were 3,869,998 shares of Series A Preferred stock issued and outstanding, collectively representing 386,999,800 votes on each matter presented to the stockholders for a vote. For the approval of the 2021 Plan, the consent of a majority of the voting power on the Record Date, or 198,360,340 total stockholder votes, was required for approval by written consent without a meeting.

CONSENTING STOCKHOLDER

On August 4, 2021, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve, the 2021 Plan. In connection with the adoption of such resolutions, the Board elected to seek the written consent of the holder of all of our issued and outstanding shares of Series A Preferred Stock in order to reduce the costs and implement the proposal in a timely manner.

On August 4, 2021, the Consenting Stockholder, Gust Kepler, who is also our sole director and the President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company, who on the Record Date owned shares of the Company’s issued and outstanding voting stock entitled to 389,331,468 votes, representing approximately 98% of the possible 396,720,679 votes on all matters submitted to a vote of the stockholders, consented in writing to the proposed Amendment.

Under Section 14(c) of the Exchange Act, the adoption of the 2021 Plan cannot become effective until the expiration of the 20-day Period.

The Company is not seeking written consent from any of our other stockholders, and stockholders other than the Consenting Stockholder will not be given an opportunity to vote with respect to the Amendment. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of providing stockholders advance notice of the actions taken, as required by the Exchange Act.

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under the NRS to dissent or require a vote of all stockholders.

APPROVAL OF OUR 2021 STOCK INCENTIVE PLAN

General

Our Board of Directors believes that it is in the best interests of the Company and our stockholders to have an equity compensation plan adopted by the Board and approved by the stockholders so that the Company can provide a means whereby eligible employees, directors and consultants develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, on August 4, 2021, our Board approved and adopted the 2021 Plan, and the Consenting Stockholder subsequently approved the 2021 Plan, by written consent dated August 4, 2021.

Purpose of the 2021 Plan

The Board of Directors believes that the 2021 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, restricted shares and other stock-based awards. We believe the 2021 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law.

Summary of the 2021 Stock Incentive Plan

The following is a summary of the principal features of the 2021 Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan and it is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached to this information statement as Appendix A hereto.

General Purpose

The general purpose of the 2021 Plan is to retain and attract employees, directors and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such persons to participate in the long-term success and growth of the Company.

Effective Date; Duration of the Plan

The 2021 Plan will become effective upon the expiration of the 20-day Period (on or about August 31, 2021) and will remain in effect until the tenth anniversary of the date it is approved by shareholders, unless terminated earlier by the Board.

Administration

The Board or one or more committees appointed by the Board will administer the 2021 Plan (the appropriate acting body, whether the Board or a committee appointed by the Board, is referred to in this summary as the “Plan Administrator”). The Plan Administrator may also delegate to one or more persons the right to act on its behalf in such matters as authorized by the Plan Administrator. The Plan Administrator determines which eligible persons shall be granted awards under the plan, provided that any award granted to a member of the Compensation Committee shall be subject to the approval or ratification of the Board. Along with other authority granted to the Administrator under the 2021 Plan, the Plan Administrator may (i) select recipients of awards, (ii) determine the number of shares subject to awards, (iii) approve form award agreements, (iv) determine the terms and conditions of awards, and (v) amend outstanding awards. The Administrator may not, however, effectuate a repricing or exchange of outstanding stock options.

Authorized Shares

The maximum number of shares of common stock shares that may be issued or transferred pursuant to awards under the 2021 Plan shall not exceed 750,000 shares of common stock. The shares issued pursuant to the 2021 Plan may be authorized but unissued shares or may be issued shares that have been repurchased or acquired by the Company.

Eligibility

Persons eligible to receive awards under the 2020 Plan include our employees, directors and consultants. The Plan Administrator determines from time to time the participants to whom awards will be granted.

Types of Awards That May Be Granted

The 2021 Plan authorizes non-qualified stock options, restricted shares, as well as other awards the Plan Administrator, in its sole and absolute discretion, deems appropriate to meet the objectives of this Plan. The 2021 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option will expire, and other awards will vest, in accordance with the schedule set forth in the applicable award agreement.

Non-Qualified Stock Option. A non-qualified stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but not less than, the fair market value of a share on the date of grant. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Plan Administrator.

Restricted Shares. A restricted share award is typically for a fixed number of shares of our common stock, subject to restrictions. The Plan Administrator specifies the price, if any, the participant must pay for such shares, the duration of the restriction period and the conditions under which the shares may be forfeited. The Plan Administrator may waive any restriction period and any other conditions under appropriate circumstances (such as death or disability). Generally, during the restriction period, the participant will have all of the rights of a stockholder with respect to the restricted shares, including the right to vote the shares of restricted stock and to receive dividends.

Other Awards. The Plan Administrator may also grant other forms of awards based upon, payable in or otherwise related to, in whole or in part, our common stock, if the Plan Administrator, in its sole discretion, determines that such other form of award is consistent with the purposes of the 2021 Plan. The terms and conditions of any such other form of award will be set forth in an applicable award agreement.

Transfer Restrictions

Subject to certain exceptions, awards under the 2021 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by him or her.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of common stock by reason of a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar corporate transaction not involving the receipt of consideration by the Company, the aggregate number of shares of common stock available under the 2021 Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Plan Administrator deems necessary or appropriate.

Change in Control

Upon a change in control of the Company, unless the Plan Administrator determines otherwise, the vesting of all outstanding awards under the 2021 Plan will fully accelerate, and in the case of options, will become immediately exercisable. Upon a change in control where the Company is not the surviving corporation (or survives only as a subsidiary), unless the Plan Administrator determines otherwise, all outstanding stock options that are not exercised will be assumed by, or replaced with comparable options or rights, by the surviving corporation. Alternatively, the Plan Administrator may also (i) require participants to surrender their outstanding stock options in exchange for payment by the Company in cash or common stock in an amount equal to the amount by which the then fair market value of the shares of common stock subject to unexercised stock options exceeds the exercise price of the stock options on the award date or (ii) after giving participants an opportunity to exercise outstanding stock options, terminate any or all unexercised stock options.

A change in control is defined to include (i) the acquisition of stock of the Company by any person or group, that constitutes more than 50% of the total fair market value or total voting power of the stock of the Company or (ii) certain changes in the majority of the Board.

Amendments to and Termination of Awards and the 2021 Plan

The Board may amend the 2021 Plan at any time and in any manner without the consent of the stockholders, except that no amendment may be made to the 2021 Plan without stockholder approval that would (i) impair the rights of any participant with respect to an outstanding award unless such participant consents in writing; (ii) expand the types of awards available under the 2021 Plan or otherwise materially revise the 2021 Plan or (iii) increase the number of shares reserved for issuance under the 2021 Plan, modify the eligible persons under the 2021 Plan or change the identity of the granting. Generally, outstanding awards may be amended by the Plan Administrator, except that no amendment to to any outstanding awards may be made that would impair the rights of any participant with respect to such outstanding award issued to such participant, without the consent of the participant in writing. In addition, amendments to outstanding awards may not effectuate a repricing or exchange of outstanding stock options.

The Plan Administrato may suspend or terminate the 2021 Plan at any time, provided that termination of the 2021 Plan will not impair or affect any award previously granted. Unless earlier terminated by the Board, the 2021 Plan will automatically terminate on August 31, 2031.

Clawback and Recoupment

The Company may cancel any award, require the participant to reimburse any or all amounts paid pursuant to an award or under the terms of the 2021 Plan and effect any other right of recoupment if a participant is terminmated for cause.

Federal Income Tax Treatment of Awards under the 2021 Plan

Federal income tax consequences (subject to change) relating to awards under the 2021 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code (the “Code”) to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

Nonqualified Stock Options

The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses..

Restricted Stock

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the 2021 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company's Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our Plan Administrator intends to consider the potential impact of Section 162(m) on grants made under the 2021 Plan, but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

New Plan Benefits

Awards under the 2021 Plan will be granted in amounts and to individuals as determined by the Plan Administrator in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2021 Plan are not determinable at this time.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2021 Plan.

No Dissenters’ Rights

Under the NRS, the Company’s stockholders are not entitled to dissenters’ rights with respect to the adoption of the 2021 Plan, and the Company will not independently provide stockholders with any such right.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2020, the Company did not have an equity compensation plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation for the last two fiscal years awarded to, earned by or paid our chief executive officer, our sole executive officer serving during the last completed fiscal year (the “Named Executive”):

Name and Principal Position	Year	Salary	All other Compensation (1)($)		Total ($)
Gust Kepler, Director, President, Chief Executive Officer, Chief Financial Officer and Secretary	2020	$12,000	$11,120	(2)	$23,120
	2019	$12,000	$--		$12,000

(1) Other than the remuneration discussed above, during the periods described we had no retirement, pension, profit sharing, stock option or similar program for the benefit of the officers, directors or employees of the Company.

(2) Reflects cash bonus payment.

Narrative Disclosure to Summary Compensation Table

Mr. Kepler is paid an annual salary of $12,000 in 2020 and 2019. Mr. Kepler was paid a discretionary cash bonus of $11,120 in 2020. All compensation was paid in cash pursuant to standard Company payroll practices. We do not have arrangements with any of our employees, including the Named Executive, to pay or provide any non-cash compensation.

Employment Agreements

The Company has not entered into any other employment agreement or consulting agreement with the Named Executive providing for compensation and Mr. Kepler serves at the discretion of our Board of Directors.

Compensation of Directors

Prior to 2021, we have not paid compensation to Company directors for their service on our board.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 4, 2021, with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Applicable percentages are based upon 9,720,879 shares of Common Stock and 3,869,998 shares of Series A Preferred Stock outstanding as of August 4, 2021. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock
As a Group	Officers and Directors (1 person)	2,331,668	24%

As Individuals	Gust Kepler	2,331,668	24%

	David Kyle	833,334	9%

	Eric Pharis	791,615	8%

	Stephen Chiang 8 Kitchener Link City Square Residences #21-14 Singapore 207226	1,000,000	10%

Series A Preferred Stock
As a Group	Officers and Directors (1 person)	3,869,998	100%

As Individuals	Gust Kepler	3,869,998	100%

CHANGES IN CONTROL

We are unaware of any arrangement that may at a later date result in a change of control of the Company

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

Some banks, brokers, and other record holders may participate in the practice of “householding” information statements. This means that, unless stockholders give contrary instructions, only one copy of this information statement may be sent to multiple stockholders sharing an address. The Company will promptly deliver a separate copy of this document to any stockholder at a shared address upon written or oral request by such stockholder at the following address or telephone number: Blackboxstocks Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attn: Corporate Secretary, telephone (972) 726-9203. Any stockholder who wants to receive a separate copy of this information statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact such stockholder’s bank, broker, or other record holder, or contact the Company at the above address or telephone number.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

THE CONSENTING STOCKHOLDER WHO OWNS SHARES REPRESENTING ALL OF OUR ISSUED AND OUTSTANDING SERIES A PREFERRED STOCK HAS CONSENTED TO THE AMENDMENT EFFECTING THE REVERSE STOCK SPLIT. NO FURTHER VOTES OR PROXIES ARE NEEDED AND NONE ARE REQUESTED. THE BOARD IS NOT REQUESTING A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gust Kepler
Gust Kepler
President and Chief Executive Officer

Dallas, Texas

August 11, 2021

Appendix A

BLACKBOXSTOCKS, INC.

2021 STOCK INCENTIVE PLAN

SECTION 1
PURPOSE OF THIS PLAN

1.1    Eligible Award Recipients. The persons eligible to receive Awards under the Blackboxstocks, Inc. 2021 Stock Incentive Plan (the "Plan") are the Employees, Directors and Consultants who are responsible for or contribute to the management, growth and success of Blackboxstocks, Inc. (the "Company") and its Affiliates.

1.2    General Purpose. The Company, by means of the Plan, seeks to retain and attract Employees, Directors and Consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such Persons to participate in the long-term success and growth of the Company through the granting of the following Awards: (i) Non-Qualified Stock Options; (ii) Restricted Shares; or (iii) any other award the Plan Administrator, in its sole and absolute discretion, deems appropriate to meet the objectives of this Plan.

SECTION 2
DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

2.1    "Affiliate" shall mean, when used hereunder in connection a Non-Qualified Stock Option or other Award intended to be exempt from Section 409A of the Code, any entity related to the Company under Section 414 of the Code, as modified by Section 409A of the Code; and for all other purposes hereunder, any entity controlling, controlled by, or under common control with the Company, in all instances, whether now or hereafter existing.

2.2    "Award" shall mean the grant under this Plan of a Stock Option, a Restricted Share, or any other grant of incentive compensation pursuant to this Plan.

2.3    "Award Agreement" shall mean the written or electronic agreement evidencing the terms and conditions of a grant of one or more Awards under this Plan to an Eligible Person. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.4    "Award Date" shall mean the date on which an Award is granted to an Eligible Person.

2.5    "Award Term" shall mean the maximum period during which a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.

2.6    "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.7    "Breach Event" shall mean the Participant's breach or default of an agreement, commitment or obligation to or with the Company or any Affiliate either during Participant's Continuous Service or after Participant's Termination Date, including, without limitation, breaching a confidentiality, noncompetition or non-solicitation agreement, covenant or obligation. The determination of whether a Breach Event has occurred shall be made in the sole and absolute discretion of the Plan Administrator.

2.8    "Cause" shall mean termination of a Participant's Continuous Service with the Company or an Affiliate as a result of the occurrence of one or more of the following events, except as otherwise expressly provided in the Award Agreement: (a) theft, embezzlement, fraud, or material misrepresentation; (b) material disclosure of trade secrets, customer information or other confidential information; (c) material breach of the provisions of an agreement with the Company or an Affiliate, covenant or other obligation, including without limitation an employment agreement or a non‑disclosure or confidentiality agreement; (d) a material default in the performance of his or her duties to the Company whether such default is the result of willful refusal to perform, negligence in performing, or failure to succeed in performing, and which default is not cured within 30 days of receipt of written (including electronic) notice thereof; (e) willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule, or regulation, or action (or omission) involving moral turpitude and reflecting unfavorably upon the public image of Company or its Affiliates to the material disadvantage of Company or its Affiliates; (f) an adjudicated or agreed violation of law by him or her that is assessed against the Company or its Affiliates; (g) action (or omission) aiding or abetting a competitor, supplier, or customer of Company or its Affiliates to the material detriment of Company or its Affiliates; and (h) failure to substantially comply with the Board's adopted directives or policies, where such failures are not corrected within 30 days after written (including electronic) notice and opportunity to cure such failure or neglect. If Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of "cause," the definition therein contained shall constitute "Cause" for purposes of this Plan in addition to the above definition. The determination of a Participant's termination for Cause shall be made in the sole and absolute discretion of the Board.

2.9    "Change in Control" shall mean the first to occur of the following: (a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; or (b) a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment is not endorsed by a majority of the members of the Board before the date of the appointment or election. The determination of whether a Change in Control has occurred for purposes of this Plan shall be made by the Board in its sole and absolute discretion in accordance with the provisions of Code Section 409A and the regulatory guidance promulgated thereunder.

2.10    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation), along with the regulations promulgated thereunder and guidance published in the Internal Revenue Bulletin from time to time.

2.11    "Committee" shall mean any person or persons to whom all or a portion of the authority to administer this Plan has been delegated by the Board pursuant to subsection 3.1 hereof.

2.12    "Common Stock" shall mean the authorized shares of common stock of the Company, par value $0.001 per share.

2.13    "Company" shall mean Blackboxstocks, Inc., a corporation organized under the laws of the State of Nevada, and any successor thereto.

2.14    "Consultant" shall mean any Person, including an advisor, (i) engaged by the Company or any Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or any Affiliate pursuant to a written agreement; or (ii) who is a member of the Board of Directors of any Affiliate.

2.15    "Continuous Service" means that the Participant's service with the Company or any Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or any Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Plan Administrator shall determine, in its sole and absolute discretion, whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

2.16    "Director" shall mean a member of the Board, whether an Employee, former Employee, or other non-Employee member.

2.17    "Disability" shall mean the Participant's permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The term "Disability" shall also include any definition of disability that may be contained in any long-term disability plan maintained or sponsored by the Company from time to time. The determination of a Participant's "Disability" shall be made in the sole and absolute discretion of the Plan Administrator.

2.18    "Eligible Person" shall mean an Employee, Consultant, or Director eligible to receive an Award under subsection 5.1 of this Plan.

2.19    "Employee" shall mean, for purposes of this Plan, a common-law employee of the Company or any Affiliate. Mere service as a Director or payment of a director's fee by the Company or any Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20    "Exercise Agreement" shall mean the written or electronic agreement delivered by Participant to the Plan Administrator to evidence Participant's exercise of those rights provided under the applicable Award Agreement.

2.21    "Exercise Date" shall mean the date set forth in the Exercise Agreement on which Participant exercises those rights provided under the applicable Award Agreement.

2.22    "Exercise Price" shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon exercise of an Award.

2.23    "Fair Market Value" shall mean, with respect to each Share, as of any date, the value established, in good faith, by the Board as of the determination date in accordance with the applicable regulations and guidance promulgated under Code Section 409A (or any successor provision thereto) and published in the Internal Revenue Bulletin. Fair Market Value shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse.

2.24    "Non-Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an "incentive stock option" pursuant to Section 422 of the Code (or any successor provision thereto) (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an incentive stock option but that does not, for any reason whatsoever, qualify as an incentive stock option).

2.25    "Parent Corporation" shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, provided each entity in the unbroken chain (other than the Company) owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain.

2.26    "Participant" shall mean any Eligible Person who has been granted and holds an Award granted pursuant to this Plan.

2.27    "Person" shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, estate or other entity or organization.

2.28    "Plan" shall mean the Blackboxstocks, Inc. 2021 Stock Incentive Plan, as amended from time to time.

2.29    "Plan Administrator" shall mean the Committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof, or if no Committee is appointed or then serving, the Board.

2.30    "Purchase Price" shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon grant of an Award or such other time as authorized by the Plan Administrator.

2.31    "Restricted Shares" shall mean any Shares granted pursuant to Section 8 of this Plan that are subject to transferability restrictions and a substantial risk of forfeiture.

2.32    "Restriction Period" shall mean the period during which Restricted Shares issued pursuant to Section 8 hereof are subject to transferability restrictions and a substantial risk of forfeiture.

2.33    "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder (or any successor to such legislation).

2.34    "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.35    "Stock Option" shall mean any Non‑Qualified Stock Option.

2.36    "Subsidiary Corporation" shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain.

2.37    "Termination Date" shall mean the date on which Participant's Continuous Service with the Company (and all Affiliates) terminates due to death, Disability, voluntary termination, with or without Cause, or otherwise.

SECTION 3
ADMINISTRATION OF THE PLAN

3.1    Administration of Plan. The Plan shall be administered by the Plan Administrator. If a Committee is appointed by the Board to serve as Plan Administrator, the Committee shall consist of at least one member of the Board. In the event of a vacancy, the Board shall appoint another individual to serve. All members of the Committee will serve at the pleasure of the Board and shall be authorized to act with respect to all functions delegated to the Committee. Any Committee to which the Board's authority has been delegated will act by a majority of its members. To the extent a Committee appointed hereunder shall cease or no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

3.2    Powers of the Plan Administrator. The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

(a)    To determine from time to time which Eligible Persons shall be granted Awards under the Plan, provided that any Award granted to a member of the Committee shall be subject to the approval or ratification of the Board;

(b)    To determine when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such Person; the Exercise Price or the Purchase Price for Shares under an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award and any restrictions on Shares acquired pursuant to an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate and as are not inconsistent with the terms of the Plan;

(c)    To determine whether, to what extent, and under what circumstances, to allow alternative payment options to exercise Awards, or pay withholding taxes imposed upon the grant, exercise or vesting of any Award, and the terms and conditions of such payment options;

(d)    To rely upon Employees for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(e)    To accelerate or defer (with the consent of the subject Participant) the vesting of any rights under an Award;

(f)    To establish, amend and revoke such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

(g)    To delegate to one or more Persons the right to act on its behalf in such matters as authorized by the Plan Administrator;

(h)    To construe and interpret the Plan and Award Agreements issued hereunder;

(i)    To amend the Plan or an Award Agreement to the extent provided under Section 14 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(j)    To take any and all other actions that are deemed necessary or advisable by the Plan Administrator for the administration of the Plan.

3.3    Effect of Plan Administrator's Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the Committee or the Board acting as Plan Administrator, and any officer or Employee of the Company or any Affiliate acting at the direction of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 15.6 hereof, be fully indemnified by the Company with respect to any such action or determination.

SECTION 4
SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS

4.1    Share Reserve. Except as otherwise provided in this Section 4 and subsection 13.1, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 750,000 Shares. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be issued Shares that have been repurchased or acquired by the Company.

4.2    Cancellation, Expiration, or Forfeiture of Award. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire, or shall be cancelled, in whole or in part, then the number of Shares subject to the Plan, as provided in subsection 4.1, shall be increased by the portion of the Award so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the Exercise Price, Purchase Price, or the applicable withholding taxes imposed on any Award, as the case may be, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued under the applicable Award.

4.3    Awards Payable in Shares. The grant of Awards that may not be satisfied by issuance of Shares shall not count against the maximum number of Shares that may be issued under the Plan pursuant to subsection 4.1. Shares attributable to Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under the Plan pursuant to subsection 4.1.

4.4    Repurchases of Shares. If Shares issued in connection with any Award granted pursuant to this Plan shall be repurchased by the Company, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall not be increased by that portion of the Shares repurchased by the Company, and such repurchased Shares may not again be awarded pursuant to the provisions of this Plan.

4.5    Issuance of Shares. Prior to the issuance of Common Stock hereunder, whether upon grant, exercise, or purchase under the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award Agreement; payment or other provision for any applicable tax withholding obligations; and all documents to be executed and delivered by Participant in accordance with the provisions of this Plan and the applicable Award Agreement or as may otherwise be required by the Company or the Plan Administrator, including, without limitation, with respect to Restricted Shares, a stock power, endorsed in blank, relating to the Shares covered by such Award. The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate in the name of Participant, provided that stock certificates evidencing Restricted Shares granted pursuant to this Plan shall, if directed by the Company, be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If certificates are issued, a separate certificate or certificates will be issued for Shares issued in connection with each type of Award granted to the Participant. Notwithstanding the foregoing, the Plan Administrator, in its discretion, may require the Company to retain possession of any certificate evidencing Shares issued under an Award if those Shares remain subject to repurchase or redemption under the provisions of the Award Agreement or any other agreement between the Company and the Participant.

SECTION 5
ELIGIBILITY

5.1    Persons Eligible to Participate. The Plan Administrator shall determine, within the limitations of the Plan, the Employees, Consultants, and Directors to whom Awards are to be granted. In making the determination of whether to grant an Award to an Employee, Consultant, or Director, as well as the determination of the type of Award and terms of such Award, the Plan Administrator may consider such factors as the Plan Administrator, in its sole and absolute discretion, may deem relevant in connection with the purposes of this Plan.

5.2    Evidence of Participation. Each Award granted to an Eligible Person shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan. The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of the terms of the Plan. Each Award will be deemed to have been granted as of the date on which the Plan Administrator has completed the action declaring the Award, which date shall be specified by the Plan Administrator in the applicable Award Agreement (which shall not precede the date on which the Plan Administrator has completed the action declaring the Award), notwithstanding any delay that may elapse in executing and delivering such Award Agreement.

SECTION 6
STOCK OPTIONS

6.1    Grant of Stock Options. The Plan Administrator may, in its sole and absolute discretion, grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator and set forth in an Award Agreement. The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award and such other terms or conditions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

6.2    Award Term. No Stock Option shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant's Award Agreement. Notwithstanding any provision to the contrary, the Award Term of any Stock Option granted under this Plan shall not exceed ten (10) years from the Award Date.

6.3    Exercise Price. The Exercise Price of each Stock Option granted under this Section 6 shall be established by the Plan Administrator or shall be determined by a method established by the Plan Administrator as of the Award Date, subject to the limitations of this Section 6.3. The Exercise Price of any Stock Option shall not be less than the Fair Market Value of a Share on the Award Date.

6.4    Vesting of Stock Options. Except as may otherwise be provided in an Award Agreement, each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Option. Except as otherwise provided under subsection 13.2 herein, each Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option to the extent the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

6.5    Transferability of Option.

(a)    Rights to Transfer. A Stock Option shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Participant only by Participant.

(b)    Evidence of Rights. The transferee of a Stock Option shall not be permitted to exercise the Stock Option unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

6.6    Payment in Lieu of Shares. Notwithstanding any provision to the contrary herein, upon exercise of any one or more Stock Options on or after Participant's Termination Date, the Company may, in lieu of the issuance of Shares, remit to Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) a lump sum cash payment equal to the Fair Market Value of the Common Stock that would otherwise be issued under the applicable Stock Option(s), less the aggregate Exercise Price; provided, however, that such payment shall not be made unless the Company has sufficient capital and liquidity, as determined by the Board, in its sole and absolute discretion, to make such cash payment.

SECTION 7
EXERCISE OF STOCK OPTIONS

Each Stock Option shall be exercised subject to, and in accordance with, this Section 7.

7.1    Time of Exercise.

(a)    Termination of Service. Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates (other than upon Participant's death, Disability, or for Cause, or upon occurrence of a Breach Event), Participant may exercise his Stock Option (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is three (3) months from Participant's Termination Date or (ii) the expiration of the Award Term.

(b)    Death of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates by reason of such Participant's death, Participant's estate, heirs or designated beneficiary may exercise Participant's Stock Option (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is twelve (12) months from Participant's Termination Date or (ii) the expiration of the Award Term.

(c)    Disability of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates by reason of such Participant's Disability, Participant (or his legal representative) may exercise Participant's Stock Option (to the extent that Participant was entitled to exercise such Award as of the Termination Date) but only within such period of time ending on the earlier of (i) the day that is twelve (12) months from the Participant's Termination Date or (ii) the expiration of the Award Term.

(d)    Termination for Cause or Occurrence of Breach Event. In the event Participant's Continuous Service is terminated for Cause or a Breach Event occurs with respect to the Participant, such Award, whether or not vested, shall immediately terminate and no longer be exercisable.

(e)    Discretion of Plan Administrator. The Plan Administrator shall have the sole discretion, exercisable at any time while the Stock Option remains outstanding, to extend the time during which such Award is to remain exercisable following Participant's Termination Date from the period otherwise in effect for that Award and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that the period in which the Award is exercisable shall not be extended to a date beyond the expiration of the Award Term.

(f)    Expiration of Award. If Participant does not exercise his Stock Option within the periods specified in this Section 7, the Award shall terminate and will no longer be exercisable.

(g)    Lapsed and Cancelled Awards. Nothing contained in this Plan will be deemed to extend the term of an Award or to revive any Award that has previously lapsed or been cancelled, terminated or surrendered, or entitle the Participant to any payment or other consideration in connection therewith.

7.2    Procedure for Exercise. Each exercise of a Stock Option shall be evidenced by an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) and shall be accompanied by payment, if applicable, of the Exercise Price and withholding taxes imposed upon exercise of the Award.

SECTION 8
RESTRICTED SHARES

8.1    Grants of Restricted Shares. The Plan Administrator may, in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person granted Restricted Shares shall execute an Award Agreement setting forth the terms and conditions of such Restricted Shares, including, without limitation, the Purchase Price, if any; the Restriction Period, which shall in no event exceed ten (10) years from the Award Date; and conditions of forfeitability, whether based on performance standards, period of service or otherwise.

8.2    Payment for Restricted Shares. Upon Participant's acceptance of an applicable Award Agreement for Restricted Shares, Participant shall pay to the Company the Purchase Price, if any, for the Restricted Shares. Such Purchase Price may be paid in any manner permitted under Section 11 herein and set forth in the applicable Award Agreement. The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.

8.3    Terms of Restricted Shares.

(a)    Forfeiture of Restricted Shares. Subject to subsection 8.3(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Shares shall be forfeited and returned to the Company, and all rights of Participant with respect to such Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to the Restricted Shares.

(b)    Waiver of Restriction Period. Notwithstanding anything contained in this Section 8 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.

8.4    Transferability of Restricted Shares

(a)    Rights to Transfer. An Award of Restricted Shares shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Restricted Shares shall not be transferable except by will or by the laws of descent and distribution.

(b)    Evidence of Rights. The transferee of an Award of Restricted Shares shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

8.5    Stockholder Rights. Except as otherwise provided in the Award Agreement, Participant shall have the rights of a stockholder with respect to the Restricted Shares issued hereunder, including the right to vote the Restricted Shares and to receive all dividends or other distributions paid or made with respect to such Restricted Shares.

8.6    Tax Elections. Each Participant who has been granted an Award of Restricted Shares shall have the opportunity to file with the Internal Revenue Service an election under Section 83(b) of the Code (an "83(b) Election") to recognize taxable income for the taxable year in which the Award was granted equal to the Fair Market Value of such Restricted Shares on the Award Date (less the Purchase Price, if any). A Participant who makes an 83(b) Election with respect to Restricted Shares shall be treated as the owner of such Shares for federal income tax purposes and, on or before January 31 of each calendar year, shall receive a Form 1099 showing the amount of dividends or distributions paid during such year with respect to such Restricted Shares, if any. A Participant who does not make an 83(b) Election with respect to Restricted Shares shall not be treated as the owner of such Shares for federal income tax purposes until the expiration of the Restriction Period and, on or before January 31 of each calendar year during the Restriction Period, shall, if an Employee, receive a Form W-2 or, if a non-Employee, receive a Form 1099, as the case may be, showing the amount of dividends or distributions paid during such year with respect to such Restricted Shares and applicable withholding amounts, if any. Notwithstanding the foregoing, a Participant’s making or failure to make an 83(b) Election shall not affect the Participant becoming a stockholder of record, for state law purposes, pursuant to subsection 4.5.

SECTION 9
OTHER AWARDS

The Plan Administrator may grant to any Eligible Individual other forms of Awards based upon, payable in or otherwise related to, in whole or in part, the Common Stock, if the Plan Administrator, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in an Award Agreement that sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award and shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Plan Administrator, in its sole and absolute discretion.

SECTION 10
STOCKHOLDER RIGHTS

Except to the extent otherwise provided in the applicable Award Agreement, no Person shall have any rights as a stockholder of the Company with respect to any Shares of Common Stock subject to an Award unless and until such Person becomes the holder of record of such Shares pursuant to subsection 4.5 hereof, and except as otherwise permitted by subsection 13.1, no adjustment will be made for dividends or other distributions in respect of such Shares for which the record date is prior to the date on which such Person has become the holder of record. For these purposes, a Participant who receives a grant of Restricted Shares shall become a holder of record as of the Award Date or, if later, the date on which the applicable Purchase Price is paid, and shall thereafter be entitled to the voting and dividend rights appurtenant to such Shares.

SECTION 11
PAYMENTS UNDER AWARDS

11.1    Consideration for Shares. Except as otherwise provided in this Plan, consideration for Shares purchased under Awards may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

(a)    by payment to the Company of the amount of such consideration by cash, wire transfer, certified check or bank draft;

(b)    by "net exercise," pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares with a Fair Market Value (on such date as is determined by the Plan Administrator) equal to the Exercise Price for the Award with respect to which such election was made;

(c)    through the delivery of unrestricted Shares having a Fair Market Value equal to the Exercise Price;

(d)    any combination of one or more methods described herein; or

(e)    any other consideration deemed acceptable by the Plan Administrator, in its sole and absolute discretion.

11.2    Withholding Requirements. Subject to the terms of the applicable Award Agreement, the amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due to the grant, exercise, or vesting of an Award (in addition to the Company's right to withhold such withholding tax obligation from any compensation paid to Participant by the Company) may be submitted by any of the following means:

(a)    by payment to the Company of the amount of such withholding obligation by cash, wire transfer, certified check or bank draft;

(b)    through either (i) the retention by the Company of a number of Shares out of the Shares being acquired through the Award or (ii) the delivery of unrestricted Shares owned by Participant and having a Fair Market Value equal to the minimum withholding obligation or that otherwise meet the conditions established by the Company to avoid adverse accounting consequences (as determined by the Company); or

(c)    pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from such Participant's regular wages the amount of such withholding tax obligation.

If Participant elects to use and the Plan Administrator permits either method described in subsection 11.2(b) herein in full or partial satisfaction of any withholding tax liability resulting from the grant, exercise or vesting of an Award hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION 12

COMPLIANCE WITH SECURITIES AND OTHER LAWS

12.1    Securities Laws. As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that Participant is acquiring Common Stock subject to the Award for Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares upon the exercise or grant of an Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

12.2    Prohibition on Deferred Compensation. Notwithstanding any provision herein to the contrary, the Company intends that each Award issued hereunder shall be exempt from Section 409A of the Code (or a successor provision thereto), and each such Award Agreement shall be modified or cancelled to achieve such objective.

SECTION 13
ADJUSTMENTS TO AWARDS

13.1    Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of Shares available for issuance under the Plan pursuant to subsection 4.1, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

13.2    Change in Control. In the event of a Change in Control, unless the Plan Administrator determines otherwise, then with respect to Awards held by Participants whose Continuous Service has not terminated:

(a)    Notice and Acceleration. (i) The Company shall provide each Participant written notice of such Change in Control, (ii) all outstanding Stock Options of such Participant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Shares held by such Participant shall immediately lapse.

(b)    Assumption of Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Plan Administrator determines otherwise, all outstanding Stock Options that are not exercised shall be assumed by, or replaced with comparable options or rights, by the surviving corporation.

(c)    Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Plan Administrator may take one or both of the following actions: the Plan Administrator may (i) require that Participants surrender their outstanding Stock Options in exchange for a payment by the Company, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant's unexercised Stock Options exceeds the Exercise Price of the Stock Options on the Award Date, or (ii) after giving Participants an opportunity to exercise their outstanding Stock Options, terminate any or all unexercised Stock Options at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

SECTION 14
AMENDMENT AND TERMINATION

14.1    Amendment of Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would: (i) impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing; (ii) expand the types of Awards available under the Plan or otherwise materially revise the Plan; or (iii) increase the number of Shares reserved for issuance under the Plan (other than in accordance with an adjustment pursuant to subsection 13.1 hereof), modify the class of Persons eligible to receive Awards under the Plan, or change the identity of the granting company, unless an amendment under (ii) or (iii) above is approved by the stockholders of the Company within twelve (12) months before or after such amendment. In addition, the Plan Administrator shall be authorized, to the same extent as the Board, to correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

14.2    Amendment of Award. The Plan Administrator may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant's rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such Participant and (ii) Participant consents in writing. Notwithstanding the foregoing, the Participant shall be deemed to have consented to any amendment to an Award Agreement that the Plan Administrator determines is necessary to ensure that the Award is exempt of Section 409A of the Code.

14.3    Termination of Plan. The Plan Administrator may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

SECTION 15
GENERAL PROVISIONS

15.1    General Assets. The proceeds to be received by the Company upon exercise of any Award or purchase of Shares pursuant to any Award will constitute general assets of the Company and may be used for any proper purposes.

15.2    No Assignment or Alienation. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan, the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award shall be null and void and without effect.

15.3    No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

15.4    Tax Withholding. The Plan Administrator shall notify each Participant of any tax withholding obligations arising as a result of the grant, exercise or vesting of an Award. As a condition to Participant's exercise of an Award and, if applicable, the issuance of Shares, Participant must satisfy the applicable withholding obligation as may be required by law in a manner permitted under Section 11.2 hereof.

15.5    No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-Employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Consultant, Director or Employee of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Consultant, Director or Employee of the Company or any Affiliate, or of any Participant.

15.6    Indemnification of Plan Administrator. The Company shall indemnify each present and future member of the Committee or the Board acting in its capacity as Plan Administrator, as well as any officer or employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of the estate of each such member of the Committee or the Board, as well as any employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or employee shall be entitled as a matter of law, contract, or otherwise.

15.7    No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or to sell or transfer all or any part of its business or assets.

15.8    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. If an Award vests or becomes exercisable with respect to a fractional Share, such installment will instead be rounded to the next highest whole number of Shares, except for the final installment, which will be for the balance of the total Shares subject to the Award. If a fractional Share is granted or issuable under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair Market Value of such fractional Share in lieu of any such fractional Share, and any rights with respect to such fractional Share shall be cancelled, terminated and otherwise eliminated.

15.9    Restriction on Repricing. Notwithstanding any provision in this Plan to the contrary, repricing of Stock Options shall not be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) repurchasing or canceling a Stock Option at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares in exchange for cash, another Stock Option, Restricted Shares or other equity award. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

15.10    Clawback of Benefits. Notwithstanding any other provisions in this Plan or an Award Agreement to the contrary, the Company may cancel any Award, require the Participant to reimburse any or all amounts paid pursuant to an Award or under the terms of this Plan, and effect any other right of recoupment of equity or other compensation provided under the Plan in if the Participant is terminated for Cause.

15.11    GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

15.12    Qualification of Plan. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

15.13    Unfunded Benefits. Each Award represents an unfunded, unsecured right to receive cash or Shares upon settlement of the Award. The Company shall not be obligated to set aside any amounts or establish a trust for the payment of benefits hereunder, unless otherwise specifically provided herein.

15.14    Compliance within Jurisdiction. Notwithstanding any provision herein to the contrary, this Plan shall not be effective in any jurisdiction, and no Awards shall be granted to residents thereof, unless the Plan has been properly qualified under the applicable securities laws, if any, of such jurisdiction, if such proper qualification is required pursuant to such securities laws, if any.

15.15    Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

15.16    Effective Date. Except as otherwise expressly provided to the contrary, this Plan shall be effective as of August 31, 2021.

15.17    Termination of Plan. Except as otherwise expressly provided herein, Awards may be granted under the Plan at any time and from time to time on or prior to August 31, 2031, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

15.18    Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

15.19    Gender and Number. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

Approved and adopted by the stockholders of Blackboxstocks, Inc. effective as of August 31, 2021, and by the Board of Directors of Blackboxstocks, Inc. effective as of August 4, 2021.

______________, Secretary